Exhibit 10(b)(2)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Cohen & Steers Equity Income Fund, Inc. (the "Company") on Form N-CSR for the semi-annual period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Cohen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Martin Cohen
                                        -----------------------
                                        Martin Cohen
                                        Chief Financial Officer
                                        Date: August 19, 2003